UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2026
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272		37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

500 S Pointe Drive,		Suite 200	33139
Miami Beach,	Florida		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Incremental Term Loans & Revolver Upsize
On February 2, 2026 (the "Effective Date"), Element Solutions Inc (the "Company"), MacDermid, Incorporated ("MacDermid," and together with the Company, the "Borrowers"), certain subsidiaries of the Company party thereto, Citibank, N.A., as collateral agent and administrative agent (the "Agent"), and the lenders party thereto, entered into an Amendment No. 10 and Joinder to Credit Agreement ("Amendment No. 10"), which amends that certain credit agreement, dated as of January 31, 2019 (as amended and/or supplemented from time to time, the “Credit Agreement”).
Amendment No. 10 provided for (i) an incremental term facility for new U.S. Dollar denominated term loans (the "New Term Loans") in an aggregate principal amount of $450 million with such New Term Loans established as an increase to, and fungible with, the Company's existing $836 million tranche B U.S. Dollar denominated term loans (the "Existing Term Loans" and together with the New Term Loans, the "Term Loans") and (ii) a new revolving credit facility in an aggregate principal amount of $500 million (the "New Revolving Credit Facility"), which replaced the $375 million revolving credit facility in effect immediately prior to the Effective Date (the "Initial Revolving Credit Facility"), thereby upsizing the Initial Revolving Credit Facility by $125 million and also extending its maturity to February 2, 2031.
The proceeds of the New Term Loans, together with available cash, were used to finance the purchase price of the previously-announced acquisition of Micromax, which closed on February 2, 2026 for approximately $500 million, subject to adjustments.
Except as set forth in Amendment No. 10, the New Term Loans have identical terms as the Existing Term Loans, including a maturity date of December 18, 2030 and an applicable interest rate of Term SOFR (as defined in the Credit Agreement), subject to a rate floor of 0%, plus an applicable margin of 1.75% per annum. Certain restricted subsidiaries of the Borrowers acting as guarantors under the Credit Agreement (the “Guarantors”) will guarantee the Borrowers’ obligations under the New Term Loans. The New Term Loans will also be secured by the collateral pledged by the Borrowers and the Guarantors under the Company's existing pledge and security agreement, dated as of January 31, 2019, which is attached hereto as Exhibit 10.10 and incorporated herein by reference.
Borrowings under the New Revolving Credit Facility bear interest at the Borrowers’ election, at (x) Term SOFR, Adjusted EURIBO Rate or Daily Simple RFR (each as defined in the Credit Agreement), subject to a rate floor of 0%, plus an applicable margin of 1.50% per annum or (y) Base Rate (as defined in the Credit Agreement) plus an applicable margin of 0.50% per annum. In addition, the Borrowers will pay letter of credit fees of 1.50% per annum and a commitment fee on the undrawn portion of the New Revolving Credit Facility of 0.225% per annum, in each case as set forth in the Credit Agreement, as amended by Amendment No. 10.
In connection with Amendment No. 10, the Company entered into new interest rate swaps and cross-currency swaps to effectively convert $350 million of the New Term Loans, a U.S. Dollar denominated debt obligation, into fixed-rate euro-denominated debt through December 2029.
The foregoing descriptions of Amendment No. 10 and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of Amendment No. 10, a copy of which is filed herewith as Exhibit 10.1, and the Credit Agreement, dated as of January 31, 2019, which is attached hereto as Exhibit 10.2, as amended by Amendments No. 9, 8, 7, 6, 4, 3 and 1, which are included herewith as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, and which are all incorporated herein by reference. Neither Amendment No. 2 nor Amendment No. 5 to the Credit Agreement was a material amendment.
Item 2.03. Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 regarding Amendment No. 10 and the swaps is incorporated by reference herein.

Item 8.01. Other Events.
On the Effective Date, the Company issued a press release announcing the completion of the Company's acquisition of Micromax as well as the New Terms Loans and the New Revolving Credit Facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed or furnished herewith:

Exhibit Number	Description
10.1*
Amendment No.10 to Credit Agreement, dated February 2, 2026, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Citibank, N.A., as administrative and collateral agent. Annexes, other than Annex I, schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Amendment No. 10 and Annex I, as filed, identify such annexes, schedules and exhibits as well as the general nature of their contents. The Company agrees to furnish a copy of any omitted attachment to the Securities and Exchange commission on a confidential basis upon request.

10.2
Credit Agreement, dated as of January 31, 2019, by and among, inter alia, the Company, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, Credit Suisse Loan Funding LLC, as syndication agent, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on February 5, 2019, and incorporated herein by reference)

10.3
Amendment No.9 to Credit Agreement, dated October 15, 2024, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Citibank, N.A., as administrative and collateral agent. Annexes, other than Annex I, schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on October 18, 2024, and incorporated herein by reference)

10.4
Amendment No.8 to Credit Agreement, dated December 18, 2023, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Citibank, N.A., as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on December 22, 2023, and incorporated herein by reference)

10.5
Amendment No.7 to Credit Agreement, dated June 1, 2023, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Citibank, N.A., as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on June 5, 2023, and incorporated herein by reference)

10.6
Amendment No.6 and Joinder to Credit Agreement, dated November 15, 2022, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Citibank, N.A., as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on November 15, 2022, and incorporated herein by reference)

10.7
Amendment No.4 to Credit Agreement, dated December 17, 2021, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent (filed as Exhibit 10.4 of the Company's Annual Report on Form 10-K filed on February 23, 2022, and incorporated herein by reference)

10.8
Amendment No.3 to Credit Agreement, dated September 1, 2021, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on September 1, 2021, and incorporated herein by reference)

10.9
Amendment No.1, dated November 26, 2019, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on December 3, 2019, and incorporated herein by reference)

10.10
Pledge and Security Agreement, dated as of January 31, 2019, among the Company, MacDermid and the subsidiaries of the borrowers from time to time parties thereto in favor of Barclays Bank PLC, as collateral agent (filed as Exhibit 10.2 of the Company's Current Report on Form 8-K filed on February 5, 2019, and incorporated herein by reference)

99.1*	Press release, issued on February 2, 2026, announcing the acquisition of Micromax as well as the New Terms Loans and the New Revolving Credit Facility
104	Cover Page Interactive Data File (formatted as Inline XBRL)(furnished only)
* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
February 2, 2026	/s/ Caroline Lind
(Date)	Caroline Lind
General Counsel and Secretary